SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        4/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On April 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         4/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        4/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      April 25, 2002

DISTRIBUTION SUMMARY
       Original	 	Beginning         Interest
Class	 Balance	Balance          Distribution
A-1	 5,717,000.00	5,717,000.00	28,585.00
A-2	 82,481,000.00	82,481,000.00	412,405.00
A-3	 23,000,000.00	23,000,000.00	115,000.00
A-4	 18,750,000.00	18,750,000.00	88,281.25
A-5	 50,000,000.00	50,000,000.00	218,750.00
A-6	 18,750,000.00	18,750,000.00	36,718.75
A-7	 21,731,000.00	21,731,000.00	108,655.00
A-8	 16,000,000.00	16,000,000.00	80,000.00
A-9	 28,584,000.00	28,584,000.00	142,920.00
PO	 246,657.62	246,657.62	0.00
IO	 242,355,182.00	242,355,182.00	88,166.17
M-1	 1,751,000.00	1,751,000.00	8,755.00
M-2	 625,000.00	625,000.00	3,125.00
M-3	 375,000.00	375,000.00	1,875.00
B-1	 250,000.00	250,000.00	1,250.00
B-2	 250,000.00	250,000.00	1,250.00
B-3	 250,210.00	250,210.00	1,251.05
R-I	 50.00		50.00		440.13
R-II	 50.00		50.00		0.45
Total	 250,010,967.62	250,010,967.62	1,337,427.80


Class	Prin Dist	PT Rate		End Bal
A-1	1,109,768.92	6		4,607,231.08
A-2	904,792.31	6		81,576,207.69
A-3	0.00		6		23,000,000.00
A-4	0.00		5.65		18,750,000.00
A-5	0.00		5.25		50,000,000.00
A-6	0.00		2.35		18,750,000.00
A-7	0.00		6		21,731,000.00
A-8	0.00		6		16,000,000.00
A-9	97,959.75	6		28,486,040.25
PO	880.01		0		245,777.61
IO	0.00		0.436547	240,256,536.00
M-1	6,000.82	6		1,744,999.18
M-2	2,141.93	6		622,858.07
M-3	1,285.16	6		373,714.84
B-1	856.77		6		249,143.23
B-2	856.77		6		249,143.23
B-3	857.49		6		249,352.51
R-I	50.00		6		0.00
R-II	50.00		6		0.00
Total	2,125,499.93 			247,885,467.69


Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	194.1173561	5		805.8826439
A-2	36185NRX0	10.96970588	5		989.0302941
A-3	36185NRY8	0		5		1000
A-4	36185NRZ5	0		4.708333333	1000
A-5	36185NSA9	0		4.375		1000
A-6	36185NSB7	0		1.958333333	1000
A-7	36185NSC5	0		5		1000
A-8	36185NSD3	0		5		1000
A-9	36185NSE1	3.427083396	5		996.5729166
PO	36185NSF8	3.56775389	0		996.4322461
IO	36185NSG6	0		0.363789082	991.3406184
M-1	36185NSK7	3.427083396	5		996.5729166
M-2	36185NSL5	3.427083396	5		996.5729166
M-3	36185NSM3	3.427083396	5		996.5729166
B-1	36185NSR2	3.427083396	5		996.5729166
B-2	36185NSS0	3.427083396	5		996.5729166
B-3	36185NST8	3.427083396	5		996.5729166
R-I	36185NSH4	1000		8802.617242	0
R-II	36185NSJ0	1000		9		0
Total			8.50162675	5.349476516	991.4983733

Group 1
Cut-Off Date Balance						250,010,967.72
Beginning Aggregate Pool Stated Principal Balance		250,010,967.72
Ending Aggregate Pool Stated Principal Balance			247,885,467.78
Beginning Aggregate Certificate Stated Principal Balance	250,010,967.62
Ending Aggregate Certificate Stated Principal Balance		247,885,467.68
Beginning Aggregate Loan Count					599
Loans Paid Off or Otherwise Removed Pursuant to PSA		3
Ending Aggregate Loan Count					596
Beginning Weighted Average Loan Rate (WAC)			6.667173%
Ending Weighted Average Loan Rate (WAC)				6.666318%
Beginning Net Weighted Average Loan Rate			6.417173%
Ending Net Weighted Average Loan Rate				6.416318%
Weighted Average Maturity (WAM) (Months)			174
Servicer Advances						0
Aggregate Pool Prepayment					1,268,657.33
Pool Prepayment Rate						5.9222 CPR

Prepayment Compensation
Total Gross Prepayment Interest Shortfall		0.00
Compensation for Gross PPIS from Servicing Fees		0.00
Other Gross PPIS Compensation				0.00
Total Net PPIS (Non-Supported PPIS)			0.00

Master Servicing Fees Paid			140,251.79
Sub Servicing Fees Paid				0.00
Insurance Premium(s) Paid			0.00
Personal Mortgage Insurance Fees Paid		0.00
Other Fees Paid					0.00
Total Fees					140,251.79


Delinquency Information
Delinquency			30-59 Days   60-89 Days	90+ Days   Totals
Scheduled Principal Bal	 	0.00	     0.00	0.00	   0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	0.000000%  0.000000%
Number of Loans			0	     0		0	   0
Percentage of Total Loans	0.000000%    0.000000%	0.000000%  0.000000%
Foreclosure
Scheduled Principal Bal	 	0.00	     0.00	0.00	   0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	0.000000%  0.000000%
Number of Loans			0	     0		0	   0
Percentage of Total Loans	0.000000%    0.000000%	0.000000%  0.000000%
Bankruptcy
Scheduled Principal Bal	 	0.00	     0.00	0.00	   0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	0.000000%  0.000000%
Number of Loans			0	     0		0	   0
Percentage of Total Loans	0.000000%    0.000000%	0.000000%  0.000000%
REO
Scheduled Principal Bal	 	0.00	     0.00	0.00	   0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	0.000000%  0.000000%
Number of Loans			0	     0		0	   0
Percentage of Total Loans	0.000000%    0.000000%	0.000000%  0.000000%
Book Value of all REO Loans	0.00
Percentage of Total Pool Balance		0.000000%
Current Realized Losses				0.00
Additional Gains (Recoveries)/Losses		0.00
Total Realized Losses				0.00

Subordination/Credit Enhancement Information
Protection			Original	  Current
Bankruptcy Loss			0.00		  0.00
Bankruptcy Percentage		0.000000%	  0.000000%
Credit/Fraud Loss		0.00	  	  5,000,219.35
Credit/Fraud Loss Percentage	0.000000%	  2.017149%
Special Hazard Loss		1,250,255.00  	  1,250,255.00
Special Hazard Loss Percentage  0.500080%	  0.504368%

Credit Support			Original	Current
Class A				250,010,967.62	247,885,467.68
Class A Percentage		100.000000%	100.000000%


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA